Re: iParty Corp. request to withdraw Form 8-K filed on October 11, 2007 (File No. 001-15611; Accession No. 0001157523-07-09760)

     iParty Corp. hereby requests the withdrawal of the above referenced Form 8-K filed on October 11, 2007, which referenced item numbers 2.02, 7.01 and
9.01. The filing was mistakenly filed with the incorrect CIK by a third party service provider unrelated to and without direction from iParty Corp. and should be disregarded.